GUARANTY AND SURETYSHIP AGREEMENT
                             (Partnership Guaranty)

            This Agreement (the "Agreement") dated as of January 14, 1997, is made and given by Abbingdon Venture Partners Limited Partnership - II, a Delaware limited partnership ("Abbingdon Partners - II"), and Abbingdon Venture Partners Limited Partnership - III, a Delaware limited partnership (Abbingdon Partners - III") (Abbingdon Partners - II and Abbingdon Partners - III are referred to collectively to as the "Guarantors" and individually as a "Guarantor") in favor of PNC Bank, National Association (the "Bank") pursuant to that certain Discretionary Line of Credit Letter Agreement dated as of even date herewith (as it may hereinafter from time to time be amended, restated, modified or supplemented, the "Discretionary Line Agreement") agreed to and accepted by TLM Holdings Corp., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower identified on Schedule 1 of the Discretionary Line Agreement, the Guarantors and the Bank.

                              W I T N E S S E T H:

            WHEREAS, the Loan Parties have agreed to and accepted the Discretionary Line Agreement; and

            WHEREAS, this Agreement is made by the Guarantors among other things to induce the Bank to consider requests for loan advances pursuant to the Discretionary Line Agreement; and

            WHEREAS, the business and investments of the Loan Parties are interdependent and loans, if any, made to the Borrower pursuant to the Discretionary Line Agreement are with the expectation that the profits and other opportunities from such businesses and investments will directly or indirectly inure to the benefit of each Guarantor, each other Loan Party and to all of them taken as an affiliated group.

            NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:

                                 1. DEFINITIONS

            1.1 Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings as given to them in the Discretionary Line Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

            "Guaranteed Obligations" shall mean all obligations from time to time of the Borrower to the Bank under or in connection with the Discretionary Line Agreement, the Demand Note dated the date of this Agreement in the face amount of $6,000,000 of the Borrower in favor of the Bank (the "Note"), or any other Loan Document or which arise in any other manner, whether for principal, interest, fees, indemnities, expenses or

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otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower, any other Loan Party or any other individuals or entities including any Guarantor (a "Person") or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount set forth under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, the Bank (or any successive assignee or transferee) from time to time may assign or otherwise transfer all of its rights and obligations under the Loan Documents (including, without limitation, all of any option to extend credit), or any other Guaranteed Obligations, to any other Person, and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement.

                           2. GUARANTY AND SURETYSHIP

            2.1 Guaranty and Suretyship. Subject to the limitations set forth in
Section 4. 17 hereof, the Guarantors hereby absolutely, unconditionally and irrevocably guarantee and become surety for the full and punctual payment and performance of the Guaranteed Obligations. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Persons or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against the Borrower, any other Guarantor or any other Persons or whether the Borrower, any other Guarantor or any other Persons are joined in any such action or actions.

            2.2 Obligations Absolute. The Guarantors agree that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any Law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Bank or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

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                                                                               3

                  (a) Any lack of genuineness, legality, validity, enforceability or allocability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

                  (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

                  (c) Any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Persons under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

                  (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or: any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay or wrongful action by the Bank, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by the Bank, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

                  (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Persons; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Persons; or any action taken or election made by the Bank, (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower or any other Persons in connection with any such proceeding.

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                                                                               4

                  (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by the Borrower or any other Persons with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Borrower or any other Persons from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

                  (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

            2.3 Waivers, etc. The Guarantors hereby waive any defense to or limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.2 hereof. Without limitation, the Guarantors waive each of the following:

                  (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.2 hereof; any notice required by any Law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of the Borrower or any other Persons to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Persons.

                  (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Persons in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Persons of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Bank, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

                  (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to antideficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Bank, (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Bank to

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                                                                               5


seek a deficiency against the Borrower or any other Persons or which otherwise discharges or impairs any of the Guaranteed Obligations.

            2.4 Reinstatement. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Bank for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

            2.5 No Stay. Without limitation of any other provision of this Agreement, if any exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Persons of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been requested and such other exercise or conditions to exercise shall be deemed to have been taken or met.

            2.6 Payments. All payments to be made by any Guarantor pursuant to this Agreement shall be made without setoff, counterclaim, withholding or other deduction of any nature.

            2.7 Continuing Guaranty. This Agreement is a continuing agreement and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed Obligations and all other amounts payable under this Agreement have been paid and performed in full, subject in any event to reinstatement in accordance with Section 2.4 hereof. Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement, the Guaranteed Obligations shall not be deemed to have been paid in full until the Bank shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash.

                        3. REPRESENTATIONS AND WARRANTIES

            Each Guarantor hereby represents and warrants to the Bank as follows:

            3.1 No Reliance. The Guarantor has, independently and without reliance upon the Bank, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

            3.2 Partnership Agreement. The Guarantor has provided to the Bank a true and correct copy of the Agreement of Limited Partnership of the Guarantor together with all amendments thereto.

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                                4. MISCELLANEOUS

            4.1 Amendments, etc. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Bank. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            4.2 No Implied Waiver: Remedies Cumulative. No delay or failure of the Bank in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Bank under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

            4.3 Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth below the signature line for the Guarantors to the Discretionary Line Agreement on the signature page thereof. The Bank may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Bank shall have no duty to verify the identity or authority of the Person giving such notice.

            4.4 Expenses. Each Guarantor agrees unconditionally upon demand to pay or reimburse to the Bank, and to save the Bank harmless against liability for the payment of, all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel for the Bank) incurred by the Bank, (i) in connection with the administration and interpretation of this Agreement and any other instruments and documents delivered hereunder, (ii) relating to any amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or collection of amounts due hereunder or thereunder or the proof and allocability of any claim arising under this Agreement whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or in connection with any foreclosure, collection or bankruptcy proceedings.

            4.5 Prior Understandings. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

            4.6 Survival. All representations and warranties of the Guarantors contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Bank, any extension of credit, or any other event or circumstance whatsoever.

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            4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            4.8 Setoff. The Bank shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Bank to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Bank. The Bank agrees promptly to notify the Borrower on behalf of the Guarantors after any such set-off and application, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Bank shall have given any notice under this Agreement or under such obligation to such Guarantor, whether such obligation to such Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Bank may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Bank. The rights of the Bank under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff end banker's lien) which the Bank may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Bank. The Guarantors hereby agree that, to the fullest extent permitted by Law, any affiliate of the Bank and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Bank as provided in this Section 4.8 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of such Guarantor).

            4.9 Construction. The section and other headings contained in this Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyship in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

            4.10 Successors and Assigns. This Agreement shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors and assigns. Without limitation of the foregoing, the Bank (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents or any other Guaranteed Obligations, to any other Person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Bank in this Agreement or otherwise.

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            4.11 Governing Law: Submission to Jurisdiction: Waiver of Jury
Trial.

                  (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  (b) Certain Waivers. EACH GUARANTOR HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

                        (i) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY
                  PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY "RELATED LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ALLEGHENY COUNTY, PENNSYLVANIA, SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND TO THE FULLEST EXTENT PERMITTED BY LAW AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

                        (ii) WAIVES ANY OBLIGATION WHICH IT MAY HAVE AT ANY TIME
                  TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE GUARANTOR;

                        (iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS,
                  COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN THIS AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                        (iv) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED
                  LITIGATION.

                  (c) Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF THE BANK FOR ANY SPECIAL, INDIRECT,

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CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR
RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

            4.12 Severability; Modification to Conform to Law.

                  (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable Law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable Law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of any Guarantor's obligations hereunder invalid or unenforceable, such Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

                  (c) Notwithstanding anything to the contrary in this Section
4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this
Section 4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

            4.13 Additional Guarantors. At any time after the initial execution and delivery of this Agreement to the Bank, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Bank a counterpart signature page for attachment hereto. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor.

            4.14 Cash on Hand and Capital: Organizational Documents. Each Guarantor expressly covenants to the Bank as follows: (i) it will at all times maintain cash on hand and capital subject to call without any right of set off or counterclaim in accordance with the provisions of its Agreement of Limited Partnership in an aggregate amount equal to the sum of (a) the amount

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                                                                              10


of Guaranteed Obligations for which it is liable; and (b) the amount of all commitments to make future advances or guarantees pursuant to any agreement to which the Guarantor is a party or by which it is bound; (ii) it will not amend in any respect its Agreement of Limited Partnership or other organizational documents without providing at least thirty (30) calendar days' prior written notice to the Bank and, in the event such change would be materially adverse to the Bank as determined by the Bank in its sole discretion obtaining the prior written consent of the Bank; and (iii) John H. Foster shall at all times control the management of and shall own a majority of the equity interests of the general partner of the Guarantor.

            4.15 Reports and Information.

                  (a) Each Guarantor shall furnish or cause to be furnished to the Bank, in addition to all other information as the Bank may reasonably request, as soon as available and in any event within one hundred and twenty
(120) days after the end of each fiscal year, financial statements of such Guarantor consisting of a balance sheet as of the end of such fiscal year, and related statements of income, partners' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by Price Waterhouse LLP or other independent certified public accountants of nationally recognized standing reasonably satisfactory to the Bank except it is acknowledged that the balance sheet of such financial statements may include securities which, in accordance with GAAP, will be valued either at their readily ascertainable market value, or in the absence of readily ascertainable market value, by the good faith estimate of Abbingdon - II Partners. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur and except as noted above with respect to securities for which there is no readily ascertainable market value) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of such Guarantor under any of the Loan Documents.

                  (b) Each Guarantor shall furnish or cause to be furnished to the Bank, in addition to all other information as the Bank may reasonably request, as soon as available and in any event within forty-five (45) calendar days after the end of each fiscal quarter in each fiscal year or other times as the Bank may reasonably request, a statement setting forth the ratio of (a) the sum of (i) Guaranteed Obligations for which such Guarantor is liable and (ii) the amount of all commitments of such Guarantor to make future advances or loans and all other amounts pursuant to any Guaranty for which such Guarantor is liable, in either case pursuant to any agreement to which such Guarantor is a party or by which it is bound as of the end of such fiscal quarter; to (b) cash as of the end of such fiscal quarter and capital subject to call without right of setoff or counterclaim as of the end of such fiscal quarter, certified by the Chief Financial Officer of such Guarantor.

                  (c) Concurrently with the financial statements of each Guarantor furnished to the Bank pursuant to Section (a) above of this Section 4.15, each Guarantor shall furnish a certificate, signed by the Chief Financial Officer of such Guarantor, to the effect that, (i) the representations and warranties of the Guarantor contained in Exhibit B of the Discretionary Line
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                                                                              11


Agreement and in this Agreement are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and (ii) the Guarantor has performed and complied with all applicable covenants contained in Exhibits C and D of the Discretionary Line Agreement and this Agreement.

            4.16 Nonrecourse. No partner of any Guarantor or any partner of a general partner of any Guarantor shall have any personal liability for payment of the Guaranteed Obligations, and in any action or suit to collect the Guaranteed Obligations, the Bank shall not seek any in personam judgment against any partner of any Guarantor or any partner of a general partner of any Guarantor or any judgment for a deficiency against any such partner. Nothing contained in this Section shall be construed to impair the validity of the Guaranteed Obligations or this Agreement or affect or impair in any way the right of the Bank to exercise its rights and remedies under the Discretionary Line Agreement, the Note and any other Loan Documents in accordance with their terms.

            4.17 Limitation of Liability. Notwithstanding anything to the contrary contained herein, the liability of Abbingdon Partners - II as surety and guarantor hereunder shall be limited to sixty percent (60%) of the Guaranteed Obligations and the liability of Abbingdon Partners - III as surety and guarantor hereunder shall be limited to forty percent (40%) of the Guaranteed Obligations.

                           [INTENTIONALLY LEFT BLANK]

                             [SIGNATURE PAGE TO THE
                        GUARANTY AND SURETYSHIP AGREEMENT
                             (PARTNERSHIP GUARANTY)]

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        GUARANTORS:

                                        ABBINGDON VENTURE PARTNERS
                                        LIMITED PARTNERSHIP - II

                                        By: Abbingdon- II Partners, general
                                        partner of Abbingdon Venture
                                        Partners Limited Partnership - II


                                              By: /s/ Stephen F. Nagy
                                                  ___________________________
                                                    Stephen F. Nagy,
                                                    general partner

                                        ABBINGDON VENTURE PARTNERS
                                        LIMITED PARTNERSHIP - III

                                        By: Abbingdon - II Partners,
                                        general partner of Abbingdon
                                        Venture Partners Limited
                                        Partnership - III


                                              By: /s/ Stephen F. Nagy
                                                 ___________________________
                                                    Stephen F. Nagy
                                                    general partner